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                        SUPPLEMENT DATED OCTOBER 21, 2005
                   TO PROSPECTUSES DATED MAY 1, 2005 OR LATER

        The prospectuses entitled Medallion Executive Variable Life, Medallion Executive Variable Life II, Medallion Executive Variable Life III, Majestic Variable Universal Life, Majestic Variable Universal Life 98, Variable Master Plan Plus, Majestic Variable COLI, Variable Estate Protection, Variable Estate Protection Plus, Majestic Variable Estate Protection, Majestic Variable Estate Protection 98, Variable Estate Protection Edge, Performance Survivorship Universal Life, Performance Executive Variable Life, Medallion Variable Universal Life, Medallion Variable Universal Life Plus, Medallion Variable Universal Life Edge, Medallion Variable Universal Life Edge II, eVariable Life, Flex V1, Flex V2, Variable Life Insurance, VUL Accumulator, EPVUL, VUL Protector, SPVL, Survivorship VUL, Protection Variable Universal Life, and Corporate VUL, for variable life contracts issued by John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, are supplemented as follows:

1. Effective October 18, 2005, the Management Fees for the Growth & Income portfolio were increased to the rates noted below.

                     Between $500
                     million and $1   Between $1 billion    Excess of
First $500 million   billion of       and $2.5 billion of   $2.5 billion of
of Aggregate Net     Aggregate Net    Aggregate Net         Aggregate Net
Assets*              Assets*          Assets*               Assets*
------------------   --------------   -------------------   ---------------
              0.78%            0.76%                 0.75%             0.74%

*For the purposes of determining Aggregate Net Assets, the following net assets are included:
(a)     the Growth & Income portfolio, a series of John Hancock Trust
(b) that portion of the net assets of the Managed portfolio, a series of John Hancock Trust, that is managed by Grantham, Mayo, Van Otterloo & Co. LLC
(c)     U.S. Core portfolio, a series of John Hancock Funds III
(d)     Growth & Income portfolio, a series of John Hancock Funds II
(e) that portion of the net assets of the Managed portfolio, a series of John Hancock Funds, II, that is managed by Grantham, Mayo, Van Otterloo & Co. LLC

        The amount of the Management Fee is determined by applying the daily equivalent of an annual fee rate to the net assets for the Growth & Income portfolio. The annual fee rate is calculated each day by applying the annual percentage rates in the table above to the applicable portions of Aggregate Net Assets shown in the table and dividing the sum of the amounts so determined by Aggregate Net Assets. The term Aggregate Net Assets includes the net assets of the Growth & Income portfolio as well as the other portfolios managed by the subadviser to the Growth & Income portfolio set forth in the notes to the table, but only for the period during which the subadviser for the Growth & Income portfolio also serves as the subadviser to the other portfolios.

        The Management Fee is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the annual percentage rate for the Growth & Income portfolio by the value of the net assets of the portfolio at the close of business on the previous business day of the Trust.

        Had the new Management Fee rates been in effect for the fiscal year ended December 31, 2004, the management fee for the Growth & Income portfolio (as a percentage of the Growth & Income portfolio's average net assets for such fiscal year) would have been 0.76% and the Total Annual Expenses or Total Portfolio Expenses would have been increased by 0.11%.



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2.      The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology, Health Sciences, Blue Chip Growth, Equity-Income, Small Company Value and Mid Value portfolios. Effective October 14, 2005, the percentage fee reduction was reduced. If the new advisory fee waiver were reflected, it is estimated that the advisory fees for these portfolios would have been as follows (as a percentage of the portfolio's net assets for the fiscal year ended December 31, 2004).

      Science & Technology................................... 1.02%
      Health Sciences........................................ 1.03%
      Blue Chip Growth....................................... 0.80%
      Equity-Income.......................................... 0.79%
      Mid Value.............................................. 0.99%
      Small Company Value.................................... 1.02%

        The Adviser's voluntary fee waiver is based upon the combined assets of these six portfolios, together with other portfolios managed by the Adviser on behalf of our affiliates, exceeding specified levels. This fee waiver may be terminated at any time by the Adviser. The footnote to the portfolio expense table of your prospectus addressing the fee waiver for these portfolios (footnote A or C, as applicable) is superceded by this Supplement.

3. Effective as of the time the net asset value was determined on July 29, 2005, the Management Fee and the Total Annual Expenses or Total Portfolio Expenses set forth in the portfolio expense table of your prospectus were reduced for the Classic Value, International Stock and Managed portfolios, as follows:

Classic Value

        The Management Fee was decreased to 0.80% and the Total Annual Expenses or Total Portfolio Expenses were reduced by .07% (as a percentage of the portfolio's average net assets, rounded to two decimal places).

International Stock Portfolio

        The Management Fee was decreased to 0.90% and the Total Annual Expenses or Total Portfolio Expenses were reduced by .05% (as a percentage of the portfolio's average net assets, rounded to two decimal places).

Managed Portfolio

        The Management Fee was decreased to 0.69% and the Total Annual Expenses were reduced by .04% (as a percentage of the portfolio's average net assets, rounded to two decimal places).


                                                              Prod Supp 10/21/05